Exhibit 99.2

Synovus

INCOME STATEMENT DATA

(Unaudited)

(Dollars in thousands, except per share data)

	Twelve Months Ended December 31,
	2011	2010	Change
Interest income	$1,141,756	1,320,581	(13.5)%
Interest expense	217,602	334,248	(34.9)

Net interest income	924,154	986,333	(6.3)
Provision for losses on loans	418,795	1,131,274	(63.0)

Net interest income (expense) after provision for losses on loans	505,359	(144,941)	nm

Non-interest income:
Service charges on deposit accounts	78,770	105,114	(25.1)
Fiduciary and asset management fees	45,809	44,142	3.8
Brokerage revenue	26,006	28,184	(7.7)
Mortgage revenue	20,316	33,334	(39.1)
Bankcard fees	41,493	41,420	0.2
Investment securities gains (losses), net	75,007	(1,271)	nm
Other fee income	19,953	21,129	(5.6)
(Decrease) increase in fair value of private equity investments, net	(1,118)	7,203	nm
Other non-interest income	32,638	26,092	25.1

Total non-interest income	338,874	305,347	11.0

Non-interest expense:
Salaries and other personnel expense	371,148	418,629	(11.3)
Net occupancy and equipment expense	114,037	122,046	(6.6)
FDIC insurance and other regulatory fees	59,063	69,480	(15.0)
Foreclosed real estate expense	133,570	163,630	(18.4)
(Gains) losses on other loans held for sale, net	(2,737)	3,050	nm
Professional fees	40,585	45,554	(10.9)
Data processing expense	35,757	45,478	(21.4)
Visa indemnification charge	6,038	—	nm
Restructuring charges	30,665	5,538	nm
Loss (gain) on curtailment of post-retirement defined benefit plan	398	(7,092)	nm
Other operating expenses	115,241	143,263	(19.6)

Total non-interest expense	903,765	1,009,576	(10.5)

Loss from continuing operations before income taxes	(59,532)	(849,170)	93.0
Income tax expense (benefit)	1,312	(15,151)	nm

Loss from continuing operations	(60,844)	(834,019)	92.7
Income from discontinued operations, net of income taxes	—	43,162	nm

Net loss	(60,844)	(790,857)	92.3
Net loss attributable to non-controlling interest	(220)	(179)	(22.9)

Net loss attributable to controlling interest	(60,624)	(790,678)	92.3

Dividends and accretion of discount on preferred stock	58,088	57,510	1.0

Net loss attributable to common shareholders	$(118,712)	(848,188)	86.0

Basic EPS
Net loss from continuing operations attributable to common shareholders	$(0.151)	(1.301)	88.4%
Net loss attributable to common shareholders	(0.151)	(1.238)	87.8
Diluted EPS
Net loss from continuing operations attributable to common shareholders	(0.151)	(1.301)	88.4
Net loss attributable to common shareholders	(0.151)	(1.238)	87.8
Cash dividends declared per common share	0.04	0.04	—
Return on average assets	(0.21)%	(2.61)	240 bp
Return on average common equity	(6.04)	(40.49)	nm
Average common shares outstanding - basic	785,272	685,186	14.6%
Average common shares outstanding - diluted	785,272	685,186	14.6

nm - not meaningful

Synovus

INCOME STATEMENT DATA

(Unaudited)

(Dollars in thousands, except per share data)

	2011				2010	4th Quarter
	Fourth	Third	Second	First	Fourth	‘11 vs. ‘10
	Quarter	Quarter	Quarter	Quarter	Quarter	Change
Interest income	$273,303	281,970	288,052	298,432	313,557	(12.8)%
Interest expense	46,147	53,367	57,091	60,998	71,590	(35.5)

Net interest income	227,156	228,603	230,961	237,434	241,967	(6.1)
Provision for losses on loans	54,565	102,325	120,159	141,746	252,401	(78.4)

Net interest income (expense) after provision for losses on loans	172,591	126,278	110,802	95,688	(10,434)	nm

Non-interest income:
Service charges on deposit accounts	19,175	20,039	19,238	20,318	24,248	(20.9)
Fiduciary and asset management fees	10,763	11,631	11,879	11,537	11,039	(2.5)
Brokerage revenue	6,939	6,556	6,291	6,220	8,750	(20.7)
Mortgage revenue	4,847	7,427	5,547	2,495	11,039	(56.1)
Bankcard fees	7,150	11,562	12,125	10,657	11,431	(37.5)
Investment securities gains (losses), net	10,337	62,873	377	1,420	(228)	nm
Other fee income	4,310	5,423	5,289	4,931	4,757	(9.4)
(Decrease) increase in fair value of private equity investments, net	(177)	(771)	(301)	132	1,500	nm
Other non-interest income	10,126	8,652	7,404	6,454	7,354	37.7

Total non-interest income	73,470	133,392	67,849	64,164	79,890	(8.0)

Non-interest expense:
Salaries and other personnel expense	93,115	93,184	91,749	93,100	104,744	(11.1)
Net occupancy and equipment expense	27,338	27,981	28,883	29,834	30,169	(9.4)
FDIC insurance and other regulatory fees	13,238	15,463	15,956	14,406	16,686	(20.7)
Foreclosed real estate expense	31,853	37,108	39,872	24,737	20,793	53.2
(Gains) losses on other loans held for sale, net	(145)	(846)	480	(2,226)	2,976	nm
Professional fees	10,321	10,135	10,893	9,236	12,154	(15.1)
Data processing expense	8,532	9,024	9,251	8,950	12,355	(30.9)
Visa indemnification charge	5,942	—	92	4	—	nm
Restructuring charges	639	2,587	3,106	24,333	2,118	(69.8)
Loss (gain) on curtailment of post-retirement defined benefit plan	—	—	—	398	(7,092)	nm
Other operating expenses	28,249	27,916	22,133	36,944	34,103	(17.2)

Total non-interest expense	219,082	222,552	222,415	239,716	229,006	(4.3)

Income (loss) before income taxes	26,979	37,118	(43,764)	(79,864)	(159,550)	nm
Income tax (benefit) expense	(378)	6,910	(4,764)	(456)	5,884	nm

Net income (loss)	27,357	30,208	(39,000)	(79,408)	(165,434)	nm
Net (loss) income attributable to non-controlling interest	—	—	—	(220)	134	nm

Net income (loss) available to controlling interest	27,357	30,208	(39,000)	(79,188)	(165,568)	nm

Dividends and accretion of discount on preferred stock	14,578	14,541	14,504	14,466	14,430	1.0

Net income (loss) available to common shareholders	$12,779	15,667	(53,504)	(93,654)	(179,998)	nm

Basic EPS
Net income (loss) available to common shareholders	0.016	0.020	(0.068)	(0.119)	(0.229)	nm
Diluted EPS
Net income (loss) available to common shareholders	0.014	0.017	(0.068)	(0.119)	(0.229)	nm
Cash dividends declared per common share	0.01	0.01	0.01	0.01	0.01	—
Return on average assets *	0.39%	0.42	(0.55)	(1.09)	(2.12)	nmbp
Return on average common equity *	2.66	3.20	(10.95)	(18.46)	(31.80)	nm
Average common shares outstanding - basic	785,289	785,280	785,277	785,243	785,122	nm %
Average common shares outstanding - diluted	911,253	911,247	785,277	785,243	785,122	16.1

nm - not meaningful

*	- ratios are annualized

Synovus

BALANCE SHEET DATA

(Unaudited)

(In thousands, except share data)

	December 31, 2011	September 30, 2011	December 31, 2010
ASSETS
Cash and due from banks	$510,423	452,034	389,021
Interest bearing funds with Federal Reserve Bank	1,567,006	2,750,953	3,103,896
Interest earning deposits with banks	13,590	21,560	16,446
Federal funds sold and securities purchased under resale agreements	158,916	189,304	160,502
Trading account assets, at fair value	16,866	17,467	22,294
Mortgage loans held for sale, at fair value	161,509	125,379	232,839
Other loans held for sale	30,156	53,074	127,365
Investment securities available for sale, at fair value	3,690,125	3,596,511	3,440,268
Loans, net of unearned income	20,079,813	20,102,086	21,585,763
Allowance for loan losses	(536,494)	(595,383)	(703,547)

Loans, net	19,543,319	19,506,703	20,882,216

Premises and equipment, net	486,923	488,074	544,971
Goodwill	24,431	24,431	24,431
Other intangible assets, net	8,525	9,482	12,434
Other assets	951,056	1,018,952	1,136,465

Total assets	$27,162,845	28,253,924	30,093,148

LIABILITIES AND EQUITY
Liabilities:
Deposits:
Non-interest bearing deposits	$5,366,868	5,249,335	4,298,372
Interest bearing deposits, excluding brokered deposits	15,261,710	15,702,461	17,049,583
Brokered deposits	1,783,174	2,157,631	3,152,349

Total deposits	22,411,752	23,109,427	24,500,304
Federal funds purchased and other short-term borrowings	313,757	328,806	499,226
Long-term debt	1,364,727	1,522,334	1,808,161
Other liabilities	245,157	463,909	260,910

Total liabilities	24,335,393	25,424,476	27,068,601

Equity:
Shareholders’ equity:
Cumulative perpetual preferred stock, no par value (1)	947,017	944,538	937,323
Common stock, par value $1.00 (2)	790,989	790,974	790,956
Additional paid-in capital	2,241,171	2,254,068	2,293,264
Treasury stock, at cost (3)	(114,176)	(114,176)	(114,176)
Accumulated other comprehensive income	21,093	32,189	57,158
Accumulated deficit	(1,058,642)	(1,078,145)	(966,607)

Total shareholders’ equity	2,827,452	2,829,448	2,997,918
Non-controlling interest in subsidiaries	—	—	26,629

Total equity	2,827,452	2,829,448	3,024,547

Total liabilities and equity	$27,162,845	28,253,924	30,093,148

(1)	Preferred shares outstanding: 967,870, at all periods presented
(2)	Common shares outstanding: 785,295,428; 785,280,277; and 785,262,837 at December 31, 2011, September 30, 2011, and December 31, 2010, respectively.
(3)	Treasury shares: 5,693,452, at all periods presented

Synovus

AVERAGE BALANCES AND YIELDS/RATES (1)

(Unaudited)

(Dollars in thousands)

	2011				2010
	Fourth	Third	Second	First	Fourth
	Quarter	Quarter	Quarter	Quarter	Quarter
Interest Earning Assets
Taxable investment securities (2)	$3,647,459	3,152,589	3,172,818	3,264,581	3,104,004
Yield	2.59%	3.28	3.46	3.56	3.76
Tax-exempt investment securities (2) (4)	$25,566	27,903	31,264	44,228	51,400
Yield (taxable equivalent)	6.57%	6.66	6.73	6.84	7.16
Trading account assets	$19,107	14,601	16,881	20,281	16,037
Yield	4.87%	5.76	5.27	5.13	5.86
Commercial loans (3) (4)	$16,276,207	16,535,371	16,983,912	17,555,733	18,315,882
Yield	4.82%	4.88	4.92	4.98	4.90
Consumer loans (3)	$3,871,393	3,869,698	3,879,042	3,914,222	3,988,849
Yield	4.95%	5.06	5.10	5.25	5.22
Allowance for loan losses	$(587,956)	(632,082)	(678,851)	(698,609)	(819,176)

Loans, net (3)	$19,559,644	19,772,987	20,184,103	20,771,346	21,485,555
Yield	5.01%	5.09	5.14	5.21	5.16
Mortgage loans held for sale	$161,632	91,257	79,340	152,981	260,759
Yield	4.58%	5.74	6.16	4.74	4.60
Federal funds sold, due from Federal Reserve Bank, and other short-term investments	$2,221,728	3,075,470	2,929,515	3,033,284	3,628,939
Yield	0.24%	0.24	0.25	0.25	0.25
Federal Home Loan Bank and Federal Reserve Bank stock (5)	$84,171	96,442	104,727	111,096	113,341
Yield	0.93%	0.90	0.87	0.90	0.59

Total interest earning assets	$25,719,307	26,231,249	26,518,648	27,397,797	28,660,035
Yield	4.23%	4.28	4.37	4.42	4.36

Interest Bearing Liabilities
Interest bearing demand deposits	$3,457,677	3,302,439	3,379,243	3,526,730	3,864,106
Rate	0.26%	0.30	0.32	0.33	0.33
Money market accounts	$6,697,334	6,636,751	6,306,399	6,550,623	6,874,367
Rate	0.57%	0.73	0.77	0.76	0.84
Savings deposits	$516,520	521,604	520,518	493,504	484,460
Rate	0.12%	0.13	0.14	0.14	0.14
Time deposits under $100,000	$2,062,171	2,131,453	2,124,525	2,212,215	2,383,411
Rate	1.17%	1.27	1.38	1.53	1.74
Time deposits over $100,000	$2,710,893	2,912,476	2,978,929	3,291,202	3,859,235
Rate	1.40%	1.49	1.57	1.65	1.77
Brokered money market accounts	$236,973	325,002	390,048	393,981	423,428
Rate	0.27%	0.39	0.47	0.51	0.54
Brokered time deposits	$1,689,538	2,053,811	2,471,620	2,665,314	2,956,904
Rate	1.87%	1.88	1.87	1.83	1.82

Total interest bearing deposits	$17,371,106	17,883,536	18,171,282	19,133,569	20,845,911
Rate	0.82%	0.95	1.01	1.05	1.14
Federal funds purchased and other short-term liabilities	$329,343	368,311	449,815	412,008	442,183
Rate	0.26%	0.28	0.26	0.29	0.33
Long-term debt	$1,443,825	1,693,673	1,901,130	1,891,576	1,729,991
Rate	2.78%	2.45	2.30	2.39	2.64
Total interest bearing liabilities	$19,144,274	19,945,520	20,522,227	21,437,153	23,018,085

Rate	0.96%	1.06	1.11	1.15	1.23

Non-interest bearing demand deposits	$5,413,322	5,175,521	4,911,044	4,821,237	4,433,849

Net interest margin	3.52%	3.47	3.51	3.52	3.37

Taxable equivalent adjustment	$844	880	893	964	968

(1)	Yields and rates are annualized.
(2)	Excludes net unrealized gains and (losses).
(3)	Average loans are shown net of unearned income. Non-performing loans are included.
(4)	Reflects taxable-equivalent adjustments, using the statutory federal income tax rate of 35%, in adjusting interest on tax-exempt loans and investment securities to a taxable-equivalent basis.
(5)	Included as a component of Other Assets on the balance sheet

Synovus

LOANS OUTSTANDING AND NON-PERFORMING LOANS COMPOSITION

(Unaudited)

(Dollars in thousands)

	December 31, 2011
Loan Type	Total Loans	Loans as a % of Total Loans Outstanding	Total Non-performing Loans	Non-performing Loans as a % of Total Nonperforming Loans
Multi-Family	$785,672	3.9%	$7,866	0.9%
Hotels	791,444	3.9	6,420	0.7
Office Buildings	775,671	3.9	9,092	1.0
Shopping Centers	979,288	4.9	18,648	2.1
Commercial Development	286,954	1.4	37,225	4.2
Warehouses	489,086	2.4	10,525	1.2
Other Investment Property	449,198	2.2	5,990	0.7

Total Investment Properties	4,557,313	22.6	95,766	10.8

1-4 Family Construction	199,088	1.0	25,535	2.9
1-4 Family Investment Mortgage	976,552	4.9	57,924	6.6
Residential Development	442,844	2.2	114,125	12.9

Total 1-4 Family Properties	1,618,484	8.1	197,584	22.4

Land Acquisition	1,094,821	5.5	234,151	26.5

Total Commercial Real Estate	7,270,618	36.2	527,501	59.7

Commercial , Financial, and Agricultural	5,088,420	25.3	174,328	19.7
Owner-Occupied Real Estate	3,852,854	19.2	93,272	10.6

Total Commercial & Industrial	8,941,274	44.5	267,600	30.3
Home Equity Lines	1,619,585	8.1	24,559	2.8
Consumer Mortgages	1,411,749	7.0	56,995	6.5
Credit Cards	273,098	1.3	—	—
Other Retail Loans	575,475	2.9	6,366	0.7

Total Retail	3,879,907	19.3	87,920	10.0
Unearned Income	(11,986)	nm	—	nm

Total	$20,079,813	100.0%	$883,021	100.0%

LOANS OUTSTANDING BY TYPE COMPARISON

(Unaudited)

(Dollars in thousands)

	Total Loans		4Q11 vs. 3Q11		4Q11 vs. 4Q10
Loan Type	December 31, 2011	September 30, 2011	% change (1)	December 31, 2010	% change
Multi-Family	$785,672	752,638	17.4%	$867,328	(9.4)%
Hotels	791,444	789,477	1.0	865,974	(8.6)
Office Buildings	775,671	791,441	(7.9)	842,657	(7.9)
Shopping Centers	979,288	1,001,547	(8.8)	1,078,122	(9.2)
Commercial Development	286,954	300,474	(17.9)	381,107	(24.7)
Warehouses	489,086	497,918	(7.0)	528,297	(7.4)
Other Investment Property	449,198	463,014	(11.8)	495,617	(9.4)

Total Investment Properties	4,557,313	4,596,509	(3.4)	5,059,102	(9.9)

1-4 Family Construction	199,088	221,900	(40.8)	332,047	(40.0)
1-4 Family Investment Mortgage	976,552	1,020,396	(17.0)	1,127,566	(13.4)
Residential Development	442,844	484,095	(33.8)	643,174	(31.1)

Total 1-4 Family Properties	1,618,484	1,726,391	(24.8)	2,102,787	(23.0)

Land Acquisition	1,094,821	1,119,947	(8.9)	1,218,691	(10.2)

Total Commercial Real Estate	7,270,618	7,442,847	(9.2)	8,380,580	(13.2)

Commercial , Financial, and Agricultural	5,088,420	4,900,931	15.2	5,267,861	(3.4)
Owner-Occupied Real Estate	3,852,854	3,911,614	(6.0)	3,996,949	(3.6)

Total Commercial & Industrial	8,941,274	8,812,545	5.8	9,264,810	(3.5)
Home Equity Lines	1,619,585	1,612,798	1.7	1,648,039	(1.7)
Consumer Mortgages	1,411,749	1,426,024	(4.0)	1,475,261	(4.3)
Credit Cards	273,098	267,810	7.8	284,970	(4.2)
Other Retail Loans	575,475	550,106	18.3	542,539	6.1

Total Retail	3,879,907	3,856,738	2.4	3,950,809	(1.8)
Unearned Income	(11,986)	(10,044)	76.7	(10,436)	14.9

Total	$20,079,813	20,102,086	(0.4)%	$21,585,763	(7.0)%

(1)	Percentage change is annualized.

Synovus

CREDIT QUALITY DATA

(Unaudited)

(Dollars in thousands)

	2011				2010	4th Quarter
	Fourth	Third	Second	First	Fourth	‘11 vs. ‘10
	Quarter	Quarter	Quarter	Quarter	Quarter	Change
Non-performing Loans	$883,021	872,074	885,236	895,726	891,622	(1.0)%
Other Loans Held for Sale (1)	30,156	53,074	89,139	110,436	127,365	(76.3)
Other Real Estate	204,232	239,255	244,313	269,314	261,305	(21.8)
Non-performing Assets	1,117,409	1,164,403	1,218,688	1,275,476	1,280,292	(12.7)
Allowance for Loan Losses	536,494	595,383	631,401	678,426	703,547	(23.7)
Net Charge-Offs - Quarter	113,454	138,344	167,184	166,867	385,203	(70.5)
Net Charge-Offs - YTD	585,849	472,395	334,051	166,867	1,371,452	(57.3)
Net Charge-Offs / Average Loans - Quarter (2)	2.26%	2.72	3.22	3.12	6.93
Net Charge-Offs / Average Loans - YTD (2)	2.84	3.03	3.17	3.12	5.82
Non-performing Loans / Loans	4.40	4.34	4.32	4.27	4.13
Non-performing Assets / Loans, Other Loans Held for Sale & ORE	5.50	5.71	5.85	5.97	5.83
Allowance / Loans	2.67	2.96	3.08	3.23	3.26
Allowance / Non-performing Loans	60.76	68.27	71.33	75.74	78.91
Allowance / Non-performing Loans (3)	126.54	145.12	161.55	176.08	192.60
Past Due Loans over 90 days and Still Accruing	$14,521	26,860	23,235	10,490	16,222	(10.5)%
As a Percentage of Loans Outstanding	0.07%	0.13	0.11	0.05	0.08
Total Past Dues Loans and Still Accruing	$149,441	199,561	199,804	201,754	176,756	(15.5)
As a Percentage of Loans Outstanding	0.74%	0.99	0.97	0.96	0.82
Accruing troubled debt restructurings (TDRs)	$668,472	640,324	551,603	545,416	464,123	44.0

(1)	Represent impaired loans that are intended to be sold. Held for sale loans are carried at the lower of cost or fair value, less costs to sell.
(2)	Ratio is annualized.
(3)	Excludes non-performing loans for which the expected loss has been charged off.

SELECTED CAPITAL INFORMATION (1)

(Unaudited)

(Dollars in thousands)

	December 31, 2011	December 31, 2010
Tier 1 Capital	$2,780,774	2,909,912
Total Risk-Based Capital	3,544,036	3,742,599
Tier 1 Capital Ratio	12.94%	12.79
Tier 1 Common Equity Ratio	8.49	8.63
Total Risk-Based Capital Ratio	16.50	16.45
Tier 1 Leverage Ratio	10.08	9.44
Common Equity as a Percentage of Total Assets (2)	6.92	6.85
Tangible Common Equity as a Percentage of Tangible Assets (3)	6.81	6.73
Tangible Common Equity as a Percentage of Risk Weighted Assets (3)	8.60	8.90
Book Value Per Common Share (4) (5)	2.06	2.29
Tangible Book Value Per Common Share (3) (5)	2.02	2.25

(1)	Current quarter regulatory capital information is preliminary.
(2)	Common equity consists of Total Shareholders’ Equity less Cumulative Perpetual Perferred Stock.
(3)	Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.
(4)	Book Value Per Common Share consists of Total Shareholders’ Equity less Cumulative Perpetual Preferred Stock divided by total common shares outstanding.
(5)	Equity and common shares exclude impact of unexercised tangible equity units (tMEDS).